SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                              FORM 8-K/A

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          November 29, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                  GOURMET'S CHOICE COFFEE CO., INC.
        (Exact Name of Registrant as Specified in its Charter)

                          8 West 38th Street
                              9th Floor
                         New York, N.Y. 10018
               (Address of Principal Executive Offices)

                             212/398-7833
                          212/398-8695 (fax)
                   (Registrant's Telephone Number)

Nevada                     000-26409                       74-2822381
(State or other            (Commission                  (IRS Employer
jurisdiction of            File Number)                  Identification No.)
incorporation)

EXHIBITS

2.1 Agreement and Plan of Reorganization between TPG Capital Corporation and Gourmet's Choice Coffee Co., Inc., dated November 24, 1999
*3.1    Articles of Incorporation of Gourmet's Choice Coffee Co.,
        Inc., as amended
*3.2    By-Laws of Gourmet's Choice Coffee Co., Inc.
**21.1  List of Subsidiaries of Gourmet's Choice Coffee Co., Inc.
*24.1   Consent of accountants
*27.1   Financial Data Schedule

___________
* To be filed by amendment
** Previously filed

                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GOURMET'S CHOICE COFFEE CO., INC.

                                    By /s/James A. Tilton
                                          President

        Date: November 29, 1999